UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

       DATE OF REPORT (Date of earliest event reported): October 22, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

         INDIANA                    000-31951                   35-1594017
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
   of incorporation)                                              No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Item 7.        Financial Statements and Exhibits.

               (c) 99.1 press release, dated October 22, 2002


Item 9.        Regulation FD Disclosure

               On October 22, 2002, Monroe Bancorp issued a press release setting forth third quarter 2002 earnings and a financial summary. A copy of the press release is attached hereto and is hereby incorporated by reference.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 25, 2002.

                                     MONROE BANCORP



                                     /s/ Gordon M. Dyott
                                     ----------------------------
                                     Gordon M. Dyott
                                     Executive Vice President
                                     Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number    Exhibit
--------------    -------

99.1              Press Release, dated October 22, 2002